EXHIBIT 99.1


BSCMSI  2004 - TOP 16
IO Loan Strat

=========================
                         =  I-grade treatment
=========================



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Mortgage      Mortgage            Loan                                                                                      Property
Loan No.      Loan Seller        Number   Property Name                              City                       State        Type
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
====================================================================================================================================
          3   WFB             510901763   New Dominion Technology Park               Herndon                      VA        Office
          6   BSCMI               40749   The Fountains                              Plantation                   FL        Retail
====================================================================================================================================
          7   BSCMI               41124   Cascades Marketplace                       Sterling                     VA        Retail
          9   BSCMI               40786   Westwood Horizons                          Los Angeles                  CA   Multifamily
====================================================================================================================================
         15   BSCMI               40488   Huntington Square Plaza                    East Northport               NY        Retail
====================================================================================================================================
         41   BSCMI               40718   Mill Pond Village                          Cary                         NC        Retail
         45   PCF                754053   Alara River Oaks Apartments                Franklin                     TN   Multifamily
         51   BSCMI               40911   Adams Farm                                 Greensboro                   NC        Retail
         55   BSCMI               40910   Wytheville Commons                         Wytheville                   VA        Retail
         64   BSCMI               40885   Fairway Plaza & Katona Corner              Fairfield                    CT        Retail
         67   BSCMI               39875   Cross Creek Commons                        Tampa                        FL        Retail
         84   WFB             410901499   Village Fair Apartments                    Bremerton                    WA   Multifamily
         91   BSCMI               40391   Clay Barnes & Noble                        Clay                         NY        Retail
        101   BSCMI               40047   Port Richey Plaza                          Port Richey                  FL        Retail
        124   BSCMI               41022   Circuit City                               Traverse City                MI        Retail
        133   BSCMI               41017   Hollywood Video                            Hammond                      IN        Retail


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Mortgage                                   % by Cut-off   Original Term to   Remaining                                     Cut-Off
Loan No.           Cut-Off Date Balance    Date Balance    Maturity or ARD     Term          Rate           DSCR          Date LTV
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
====================================================================================================================================
          3                 $63,000,000            5.4%           120           119         5.5500%          2.15           64.3%
          6                 $32,500,000            2.8%            84            80         4.6550%          2.80           55.1%
====================================================================================================================================
          7                 $31,700,000            2.7%           120           118         5.5835%          2.01           64.0%
          9                 $30,000,000            2.6%           120           116         5.6510%          2.11           59.6%
====================================================================================================================================
         15                 $19,150,000            1.7%            84            81         5.3300%          2.32           54.9%
====================================================================================================================================
         41                  $8,500,000            0.7%            60            56         4.7580%          2.53           53.7%
         45                  $7,900,000            0.7%           120           118         5.4100%          2.48           47.2%
         51                  $6,700,000            0.6%            60            57         4.6520%          2.47           53.0%
         55                  $5,590,000            0.5%            60            55         4.3020%          3.38           54.8%
         64                  $5,100,000            0.4%           120           116         5.3560%          3.35           40.2%
         67                  $5,078,762            0.4%            84            77         4.8170%          2.97           47.9%
         84                  $3,800,000            0.3%           120           118         5.3200%          2.31           62.6%
         91                  $3,175,000            0.3%            84            78         4.5720%          2.75           52.0%
        101                  $2,900,000            0.3%            84            76         5.1850%          2.69           56.3%
        124                  $1,688,000            0.1%            84            79         4.1110%          3.45           54.5%
        133                    $882,000            0.1%            84            79         4.1110%          3.45           49.0%

Totals /
Weighted Averages          $227,663,762           19.7%           104           101         5.2711%          2.38           58.6%
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


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